UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2010

ENVIRO VORAXIAL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-27445	83-0266517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 N.W. 57th Place, Fort Lauderdale, Florida 33309
(Address of Principal Executive Office) (Zip Code)

(954) 958-9968
(Registrant’s telephone number, including area code)
_____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective June 2, 2010 (the “Effective Date”), the Company issued options to John DiBella and Alberto DiBella to purchase 2,800,000 and 1,900,000 shares of restricted common stock, respectively.  The options are exercisable at $0.68 per share for a period of three years from the Effective Date. The options contain a cashless exercise provision. The options were issued in satisfaction of accrued salary and expenses payable to John DiBella and Alberto DiBella in the approximate amounts of $1,046,000 and $693,000, respectively.

The options were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The options may not be transferred absent registration or applicable exemption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRO VORAXIAL TECHNOLOGY, INC.

Date: June 24, 2010	/s/ Alberto DiBella
Alberto DiBella
Chief Executive Officer